UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☐	Definitive information statement

SYNTEC BIOFUEL INC.
(Name of registrant as specified in its charter)

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Syntec Biofuel Inc.

Notice of Information Statement

Syntec Biofuel Inc.
206 – 388 Drake Street
Vancouver, BC
V6B 6A8

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

Approximate Date of Mailing: February 26, 2008

To the Stockholders of Syntec Biofuel Inc.:

The attached Information Statement is furnished by the Board of Directors (the “Board”) of Syntec Biofuel Inc. (the “Company”).  The Information Statement describes a business transaction in which common shares were issued to purchase assets.

On September 14, 2007, stockholders holding 13,405,400 shares, or approximately 78.39% of our issued and outstanding Common stock consented in writing to the acquisition of the assets.

A 14C was not filed on the Record Date as the Company mistakenly believed that the filing was unnecessary because the number of shares that were to be issued for the acquisition were to be less than 50% of the resulting number of issued and outstanding shares and consent by a majority of shareholders was already obtained in writing.  An 8K was filed on October 1, 2007 to announce the agreement to acquire the asset, subject to raising a minimum of $500,000.  A second 8K was filed on October 24, 2007 when $1,125,000 was raised and the agreement was completed.  We have subsequently been advised that a 14C should be filed and we are therefore proceeding accordingly.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them. This information Statement is being mailed to holders of record of Common Stock as of the close of business on or about September 14, 2007 (the “Record Date”).  The Company had 17,100,000 of common stock outstanding as of the Record Date.  There were no shares of preferred stock outstanding as of the Record Date.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

 Please read this Notice and Information Statement carefully and in its entirety. It describes the terms of the actions taken by the stockholders.

The reports we file with the SEC and the accompanying exhibits may be obtained from the SEC. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov.

 Although you will not have an opportunity to vote on the approval of the amendments to our Articles of Incorporation, this Information Statement contains important information about the business of the Company.

By Order of the Board of Directors

Michael Jackson
President

Syntec Biofuel Inc.
206 – 388 Drake Street
Vancouver, BC
V6B 6A8

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A
PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Syntec Biofuel Inc., a Washington corporation (the “Company), to advise them of corporate actions that have been authorized by written consent of the Company’s stockholders who collectively own the majority of the Company’s sole class of outstanding capital stock.

The Company entered an asset purchase and assignment agreement on September 28, 2007 with Montilla Capital , consented to in writing by stockholders holding 13,405,400 shares, or approximately 78.39% of our issued and outstanding Common stock.  On that date, there were 17,100,000 common shares issued and outstanding.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of the Record Date  with respect to the beneficial ownership of the outstanding shares of the Company’s Common Stock by (i) each person known by the Company to beneficially own 5% or more of the outstanding shares; (ii) the Company’s officers and directors; and (iii) the Company’s officers and directors as a group.

As used in the table below, the term “beneficial ownership” means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security.  A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated. This table is calculated based upon 17,100,000 shares of Common Stock issued and outstanding on September 28, 2007. Except as otherwise indicated, the address of each shareholder is in care of the Company’s address.

Name and Address	Number of Shares	Percentage Owned
Ryerson Corporation A.V.V. [1]	8,600,000	50.29%
c/o 7 Abraham de Veerstraat
P.O. Box 840, Curacao
Netherlands Antilles
Michael Jackson	8,600,000	50.29%
Director and President
All Executive Officers and Directors as a Group	8,600,000	30.39%
1 Michael Jackson is the controlling shareholder of Ryerson Corporation A.V.V.

No family relationships exist among any of the Directors or Officers.

ASSET PURCHASE AND ASSIGNMENT AGREEMENT AND DISSENTING SHAREHOLDER’S RIGHTS

On September 28, 2007, the Company entered into an Intellectual Property and Asset Purchase Agreement (the “Agreement”) with Montilla Capital Inc. (“Montilla”) whereby the Company has agreed to acquire co-ownership of the intellectual property (including patents) related to “a method for producing catalysts and processes for the manufacture of lower aliphatic alcohol (which includes Ethanol) from Syngas” (“I.P”.), all of the operational assets to continue the development and commercialization of the process (“Assets”) and the liabilities estimated at $350,000 for 11,000,000 common shares to be issued by the Company to Montilla and its nominees, at a deemed price of $0.455 per share, giving the I.P. and the Assets a total value of $5,005,000.

Montilla Capital Inc. is an investment company, acting on their own behalf and as trustee for 5 other partners, who acquired the I.P. and the Assets from the bankruptcy of the Canadian company, Syntec Biofuel Inc. (“Syntec Canada”).

Syntec Canada started development of fuel alcohol catalysts at the laboratory facility at the University of British Columbia in Vancouver in 2001 utilizing the expertise of Dr. K. Smith, a Professor of Chemical and Biological Engineering at UBC, with a number of other university scientists.  The catalysts are capable of converting syngas (derived from landfill waste gas, and virtually any type of low cost cellulosic feedstock including wood waste, agricultural residuals, animal waste or dedicated energy crops).  The initial catalysts were comprised mainly of precious metals and with proof of concept, the company filed a patent application in 2005.  The new generation of catalysts currently in development are based on non-precious metals.  The catalyst formulations, the test data and the patent application(s) are included in the I.P.

The Agreement was approved by written consent of the Company’s stockholders, who collectively own 78.39% of the issued and outstanding shares, on September 14, 2007.  Prior to the acquisition, Syntec Biofuel had 17,100,000 common shares issued and outstanding.  The Shareholder consent is attached as Appendix A.

Summary Term Sheet

Issuer	Syntec Biofuel Inc.
206 – 388 Drake Street
Vancouver, BC
V6B 6A8
Owner of Assets being acquired	Montilla Capital Inc.
7 Abraham de Veerstraat
PO Box 840
Willemstad
Curacao
Netherlands Antilles
Description of acquisition	Co-ownership of the intellectual property (including patents) related to “a method for producing catalysts and processes for the manufacture of lower aliphatic alcohol (which includes Ethanol) from Syngas” (“I.P”.), all of the operational assets to continue the development and commercialization of the process (“Assets”) and the liabilities estimated at $350,000
Purchase price of acquisition	11,000,000 common shares at a deemed price of $0.455 per share
Value of acquisition	I.P. and the Assets have a total value of $5,005,000.

The value of co-ownership was questioned by Syntec’s counsel due to possibility of creating future conflict of interest.  Montilla agreed to transfer 100% of the ownership of the I.P. to the Company and on October 25, 2007, signed an amendment to the Agreement to complete the transfer.

Shareholder’s right to dissent

Under Washington state law, our stockholders are entitled, after complying with certain requirements of Washington law, to dissent to the consummation of a plan of share exchange to which the Company is a party, as the corporation whose shares will be acquired, pursuant to the Washington Business Corporation Act, Section 23B.13.020(b) of the Revised Code of Washington ("RCW") and to be paid the "fair value" of their shares of The Company's stock in cash by complying with the procedures set forth in Section 23B.13 of the RCW. Set forth below is a summary of the procedures relating to the exercise of dissenters' rights by our stockholders. This summary does not purport to be a complete statement of the provisions of Section 23B.13 of the RCW and is qualified in its entirety by reference to such provisions, which are contained in Appendix B to this information statement.

Under Washington law, if you do not wish to accept the Asset Purchase and Assignment Agreement (the "Agreement"), you have the right to dissent from the Agreement and to receive payment in cash for the fair value of your shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the Agreement. Stockholders electing to exercise appraisal rights must comply with the provisions of Section 23B.13 of the RCW in order to perfect their rights.

All demands for dissenter's rights should be addressed to Mr. Michael Jackson at Syntec Biofuel Inc., Suite 206, 388 Drake Street, Vancouver, BC V6B 6A8, Canada, before the vote on the Agreement is taken at the shareholder meeting, and should be executed by, or on behalf of, the record holder of the shares of the common stock. The demand must reasonably inform us of the identity of the stockholder and the intention of the stockholder to assert his dissenter's rights.

To be effective, a demand for dissenter's rights by a holder of our common stock must be made by, or in the name of, such registered stockholder, fully and correctly, as the stockholder's name appears on his stock certificate(s) and cannot be made by the beneficial owner if he does not also hold the shares of record. The beneficial holder must, in such cases, have the registered owner submit the required demand in respect of those shares.

If shares of our common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in that capacity; and if the shares of our common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he is acting as agent for the record owner. A record owner, such as a broker, who holds shares of our common stock as a nominee for others, may exercise his right of appraisal with respect to the shares of our common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of our common stock as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

If you hold shares of our common stock in a brokerage account or in other nominee form and you wish to exercise dissenter's rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for dissenter's rights by the nominee.

Within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the Company shall pay each dissenter the amount we estimate to be the fair value of the shareholder's shares, plus accrued interest. The payment will be accompanied by our latest available interim financial statements and the December 31 2005 Balance Sheet, Income Statement and any changes in the Shareholder's Equity for that year. We will provide the shareholder with an explanation of how the fair value and interest were calculated, a statement of the dissenter's right to demand payment and a copy of Section 23B.13.

If a shareholder is dissatisfied with the offer or payment for their shares they may deliver notice to the Company informing them of their own estimate of the fair value of their shares and the amount of interest due and demand payment of their estimate. A dissenter may follow this course of action if (i) the dissenter believes that the amount paid or offered by the Company is less than the fair value and interest is incorrectly calculated; (ii) the Company fails to make payment within 60 days after the date sent for demanding payment, or (iii) the Company does not effect the proposed action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment. The shareholder must notify the Company of their demands within 30 days after the Company made or offered payment for their shares or they waive their rights under Section 23B.13.

Court action may be necessary if the parties cannot agree on the fair value of the shares and accrued interest. If the Company does not commence the court proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

Legal proceedings shall commence in the superior court in the State of Washington, as that is the location of the Company's registered office. All dissenters, whose demands remain unsettled, will be made parties to the legal proceedings and all parties will be served with a copy of the petition. Shareholders who do not reside in the state of Washington, may be served by registered or certified mail or by publication as provided by law. The court can then appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value.

The court may assess the fees and expenses of legal counsel and experts against either the Company or any or all of the dissenters, as the court finds equitable.

In view of the complexity of Section 23B.13, stockholders who may wish to dissent from the Agreement and pursue their dissenter's rights should consult their legal advisers.

INFORMATION WITH RESPECT TO FOREIGN COMPANIES

The U.S. Securities and Exchange Commission requires the following information on Montilla Capital Inc. (“Montilla”) to be disclosed to the Company’s shareholders, as per Form F-4, Registration Statement under the Securities Act of 1933.

As Montilla does not meet the requirements for use of Form F-3, the information required by paragraph (b) of Item 17 is applicable.

Item 17 (a)	Not applicable.

Item 17(b)
The company whose assets are being acquired, is not subject to the reporting requirements of either Section 13(a) or 15(d) of the Exchange Act, therefore the following information would be required as if the securities of Syntec were being registered.

(1)	Description of Business
Montilla is an investment company that acquired assets and Intellectual Property from the Receiver of Syntec Biofuel Inc. in Canada (“Syntec Canada”) (in Bankruptcy).  Syntec Canada was a scientific research company developing, perfecting and patenting catalysts that provide high selectivity to ethanol and higher order alcohols such as butanol and propanol.  Syntec Canada had pursued this research since February 2001, firstly at laboratories located in University of British Columbia and then at their own laboratory in Burnaby.

Syntec Canada had spent $1,168,791 developing the catalysts before being placed in bankruptcy.

Montilla acquired the assets of the lab facility and the Intellectual Property with the intent to continue the research and development of the technology.  The primary goal was to commercially produce catalysts that can cost-effectively be deployed in catalytic reactors within reasonable temperature and pressure operating environment.  When commercialized, these catalysts will make possible the production of ethanol from syngas produced from feedstock sources that would otherwise be considered waste unlike other companies that are using a fermentation process to produce ethanol from corn, wheat and barley.

(2)	Common Shares Issued
On the 2nd day of October, 2007, Syntec Biofuel Inc. issued 11,000,000 shares to Montilla Capital Inc. and its nominees, as described in Appendix C, as consideration for the Assets and Intellectual Property being acquired by the Company. The Assets and Intellectual Property, including the Patent, was valued by Montilla at US$5,005,000.   Montilla is a private company

Syntec Biofuel Inc. was called to trade on the OTC.B.B. on the 28th day of July, 2005.

		Hi	Lo
2005	4th Quarter	0.015	0.015
	3rd Quarter	0.015	0.015
	2nd Quarter	N/A	N/A
	1st Quarter	N/A	N/A
2006	4th Quarter	0.500	0.150
	3rd Quarter	1.400	0.500
	2nd Quarter	0.875	0.505
	1st Quarter	0.265	0.250
2007	4th Quarter	1.100	0.170
	3rd Quarter	0.510	0.050
	2nd Quarter	0.450	0.050
	1st Quarter	0.510	0.100

(3)	Selected Financial Data
Montilla was incorporated on October 20, 2005.  Its first transaction was a loan of $20,000 to Syntec Canada secured by a promissory note.  Syntec Canada failed to pay the loan when it was due.  Montilla then bought the Assets, with a consortium of other lenders, from the Receiver.

Montilla has provided the Company with Syntec Canada’s last three years of financial statements. All statements have been formatted under US GAAP. The statement from most recent complete financial year has been audited. See 17(b) 5 below:

Net Sales	Nil
Operating Revenue	$57,778
Net Income (Loss) from operations per share	(0.03)
Total Assets	$90,067
Net Assets (i.e. working capital)	$27,354
Capital Stock (excl long term debt)	47,924
Dividends declared	nil
Diluted net income per share	$(0.03)

(4)(i)	Management’s Discussion and Analysis of Financial Condition and Results of Operations
Montilla is an investment company that acquired assets and Intellectual Property from the bankruptcy of Syntec Biofuel Inc. in Canada (“Syntec Canada”). Syntec Canada has, since inception in 2001, been involved in scientific research and development at laboratories at the University of British Columbia, Vancouver Canada and 1 year at their own laboratory. Syntec Canada filed patents for the proprietary catalysts which they have developed during Phase 1 using precious metal material. At the time of acquisition by Montilla, Syntec Canada was in Phase 2 of their development stage refining the catalyst makeup using non-precious metals to produce a commercially viable product. Montilla continued development and was working towards the filing of a second patent.

The current goal is to prove commercialization. The company requires approximately US$3 million to complete Phase 2 and be ready to test commercialization. They propose to use the funding to purchase equipment up to $200,000, pay staff wages of approximately $1,450,000 and the balance for working capital. Subsequent to completion of Phase 2, Syntec wished to form a strategic partnership to test the economic viability.

The costs expended to date by Syntec Canada have primarily been for wages, legal fees for patent applications in the USA and research and development. Funds have been raised from equity investors through the sale of shares and from the Canadian government agencies National Research Council of Canada and Natural Resources who continue to fund research and development.

A.	Operating Results
There have been no significant factors, including unusual or infrequent events or new developments, materially affecting the company’s income from operations as Syntec Canada had been exclusively working in Research and Development they have not had any sales nor earned any operational revenue.

B.	Liquidity and capital resources
1
a)     Syntec Canada relied on equity investors and government funding to finance the operation of the company. The Company was currently being funded by shareholders at the rate of approximately $20,000 per month.  Further funding was terminated and the loans called.  Unable to pay, Syntec Canada was petitioned into bankruptcy.  Montilla purchased the assets and have continued the research and development.

b)	In 2004 Syntec Canada raised US$63,447 by issuing common shares.
In 2005 Syntec Canada raised US$164,555 by issuing common shares.
In 2006  Syntec Canada raised US$30,674 by issuing common shares

c)	In 2004 the Syntec Canada received US$71,775 from Canadian Government Agencies.
In 2005 the Syntec Canada received US$57,778 from Canadian Government Agencies.
In 2006 the Syntec Canada received US$4,416 from Canadian Government Agencies

d)	Bank loans at the end of 2004	US$35,184
Bank loans at the end of 2005	US$20,835
Bank Loans at the end of 2006	US$14,349

e)	Investor loans at the end of 2006	US$130,894

C.	Research and development, patents and licenses, etc.
The overall Syntec Canada process consists of a thermo-chemical catalytic synthesis of synthetic gas (syngas) into ethanol from almost any source of carbon which is found in renewable feedstock such as manure, sewage digester gas, landfill gas, wood waste, agricultural and forest residue, natural gas and coal bed methane. The development policy for the past three years was perfecting a catalyst that processed syngas into ethanol and patenting the catalyst and having a prototype plant built for testing the catalyst in a landfill environment.

In 2004 the Syntec Canada spent US$18,825 on patent applications.
In 2005 the Syntec Canada spent US$22,525 on patent applications.
In 2006 the Syntec Canada spent US$24,118 on patent applications.

D.	Trend information.
The Company is still in development stage and will therefore not be affected by any trends in production or sales for the coming year.

E.	Off-balance sheet arrangements
There are no off-balance sheet arrangements.

(5)	Financial Statements
Montilla has provided the Company with Syntec Canada’s last three years of financial statements. All statements have been US GAAP formatted. The most recent financial statement has been audited.  See Financial Statements Attached as Appendix D.

(6)	Interim Financial Statements
Not required.

(7)	Schedules
Not applicable.

BY ORDER OF THE BOARD OF DIRECTORS

Michael Jackson
President and CEO
Vancouver, British Columbia

APPENDIX A
SHAREHOLDER CONSENT TO ACQUISITION OF ASSETS

SYNTEC BIOFUEL INC.

WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF A SPECIAL MEETING OF SHAREHOLDERS DATED THE 14th DAY OF SEPTEMBER, 2007

As of today’s date, Syntec Biofuel Inc., (the “Corporation”) has issued and outstanding SEVENTEEN MILLION, ONE HUNDRED THOUSAND (17,100,000) common shares, all of which were entitled to vote on the resolution.  None of the shares were entitled to vote as a class.

WHEREAS the Corporation wishes the shareholders to vote on the acquisition of the intellectual property (including patents) related to “a method for producing catalysts and processes for the manufacture of lower aliphatic alcohol (which includes Ethanol) from Syngas” and all of the operational assets to continue the development and commercialization of the process (the “Assets”);

AND WHEREAS the Corporation wishes to issue 11,000,000 common shares to Montilla Capital Inc. and its nominees in exchange for the Assets;

NOW THERFORE, we, the following shareholders of the Corporation representing 78.39% of the issued and outstanding shares of the Corporation hereby consent to and adopt the following resolution:

1.	Acquire the Assets from Montilla Capital Inc.
2.	Instruct the Registrar and Transfer Agent of the Corporation to Issue 11,000,000 common shares to Montilla and its nominees in exchange for the Assets.

Shareholder Name	Number of shares voted in motions 1-2 above	Percentage Ownership	Shareholder signature
Ryerson Corporation AVV	8,600,000	50.29%	/s/E. Geerman
Zwiss AVV	852,000	4.98%	/s/E. Geerman
Power Network NV	763000	4.46%	/s/E. Geerman
Hokley Limited	852,000	4.98%	/s/E. Geerman
Zurich Capital Corporation	820,000	4.80%	/s/E. Geerman
Eurocapital Corporation AVV	1,542,400	4.26%	/s/E. Geerman
Iris International Holdings Limited	790,000	4.62%	/s/M. Sieff
Total Number of Shares Voted	13,405,400	78.39%
Total Number of Shareholders Represented	7

Accepted for filing in the
Corporation’s records this 14th day
September, 2007.	/s/Michael Jackson
Michael Jackson, Corporate Secretary

APPENDIX B
Washington Business Corporation Act
Revised Code of Washington (“RCW”)

Chapter 23B.13
Dissenter’s Rights

23B.13.010 - Definitions.
As used in this chapter:

(1)	"Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2)	"Dissenter" means a shareholder who is entitled to dissent from corporate action under RCW 23B.13.020 and who exercises that right when and in the manner required by RCW 23B.13.200 through 23B.13.280.

(3)
"Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(4)
"Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

(5)
"Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

(6)	"Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(7)	"Shareholder" means the record shareholder or the beneficial shareholder.

23B.13.020 - Right to dissent.

(1)	A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a)
Consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by RCW 23B.11.030, 23B.11.080, or the articles of incorporation, and the shareholder is entitled to vote on the merger, or (ii) if the corporation is a subsidiary that is merged with its parent under RCW 23B.11.040;

(b)	Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

(c)
Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

(d)
An amendment of the articles of incorporation, whether or not the shareholder was entitled to vote on the amendment, if the amendment effects a redemption or cancellation of all of the shareholder's shares in exchange for cash or other consideration other than shares of the corporation; or

(e)
Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(2)
A shareholder entitled to dissent and obtain payment for the shareholder's shares under this chapter may not challenge the corporate action creating the shareholder's entitlement unless the action fails to comply with the procedural requirements imposed by this title, RCW 25.10.900 through 25.10.955, the articles of incorporation, or the bylaws, or is fraudulent with respect to the shareholder or the corporation.

(3)	The right of a dissenting shareholder to obtain payment of the fair value of the shareholder's shares shall terminate upon the occurrence of any one of the following events:

(a)	The proposed corporate action is abandoned or rescinded;

(b)	A court having jurisdiction permanently enjoins or sets aside the corporate action; or

(c)	The shareholder's demand for payment is withdrawn with the written consent of the corporation.

23B.13.030 - Dissent by nominees and beneficial owners.

(1)
A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one person and delivers to the corporation a notice of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the dissenter dissents and the dissenter's other shares were registered in the names of different shareholders.

(2)	A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if:

(a)
The beneficial shareholder submits to the corporation the record shareholder's consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights, which consent shall be set forth either (i) in a record or (ii) if the corporation has designated an address, location, or system to which the consent may be electronically transmitted and the consent is electronically transmitted to the designated address, location, or system, in an electronically transmitted record; and

(b)	The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

23B.13.200 - Notice of dissenters' rights.

(1)
If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.

(2)
If corporate action creating dissenters' rights under RCW 23B.13.020 is taken without a vote of shareholders, the corporation, within ten days after the effective date of such corporate action, shall deliver a notice to all shareholders entitled to assert dissenters' rights that the action was taken and send them the notice described in RCW 23B.13.220.

23B.13.210 - Notice of intent to demand payment.

(1)
If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must (a) deliver to the corporation before the vote is taken notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effected, and (b) not vote such shares in favor of the proposed action.

(2)	A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment for the shareholder's shares under this chapter.

23B.13.220 - Dissenters' rights — Notice.

(1)
If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is authorized at a shareholders' meeting, the corporation shall deliver a notice to all shareholders who satisfied the requirements of RCW 23B.13.210.

(2)	The notice must be sent within ten days after the effective date of the corporate action, and must:

(a)	State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

(b)	Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(c)
Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d)
Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the notice in subsection (1) of this section is delivered; and

(e)	Be accompanied by a copy of this chapter.

23B.13.230 - Duty to demand payment.

(1)
A shareholder sent a notice described in RCW 23B.13.220 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to RCW 23B.13.220(2)(c), and deposit the shareholder's certificates, all in accordance with the terms of the notice.

(2)
The shareholder who demands payment and deposits the shareholder's share certificates under subsection (1) of this section retains all other rights of a shareholder until the proposed corporate action is effected.

(3)
A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the notice, is not entitled to payment for the shareholder's shares under this chapter.

23B.13.240 - Share restrictions.

(1)
The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is effected or the restriction is released under RCW 23B.13.260.

(2)	The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until the effective date of the proposed corporate action.

23B.13.250 - Payment.

(1)
Except as provided in RCW 23B.13.270, within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the corporation shall pay each dissenter who complied with RCW 23B.13.230 the amount the corporation estimates to be the fair value of the shareholder's shares, plus accrued interest.

(2)	The payment must be accompanied by:

(a)
The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

(b)	An explanation of how the corporation estimated the fair value of the shares;

(c)	An explanation of how the interest was calculated;

(d)	A statement of the dissenter's right to demand payment under RCW 23B.13.280; and

(e)	A copy of this chapter.

23B.13.260 - Failure to take action.

(1)
If the corporation does not effect the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.

(2)
If after returning deposited certificates and releasing transfer restrictions, the corporation wishes to undertake the proposed action, it must send a new dissenters' notice under RCW 23B.13.220 and repeat the payment demand procedure.

23B.13.270 - After-acquired shares.

(1)
A corporation may elect to withhold payment required by RCW 23B.13.250 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(2)
To the extent the corporation elects to withhold payment under subsection (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under RCW 23B.13.280.

23B.13.280 - Procedure if shareholder dissatisfied with payment or offer.

(1)
A dissenter may deliver a notice to the corporation informing the corporation of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under RCW 23B.13.250, or reject the corporation's offer under RCW 23B.13.270 and demand payment of the dissenter's estimate of the fair value of the dissenter's shares and interest due, if:

(a)
The dissenter believes that the amount paid under RCW 23B.13.250 or offered under RCW 23B.13.270 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

(b)	The corporation fails to make payment under RCW 23B.13.250 within sixty days after the date set for demanding payment; or

(c)
The corporation does not effect the proposed action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

(2)
A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand under subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

23B.13.300 - Court action.

(1)
If a demand for payment under RCW 23B.13.280 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(2)
The corporation shall commence the proceeding in the superior court of the county where a corporation's principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(3)
The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(4)
The corporation may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of the corporation, complied with the provisions of this chapter. If the court determines that such shareholder has not complied with the provisions of this chapter, the shareholder shall be dismissed as a party.

(5)
The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(6)
Each dissenter made a party to the proceeding is entitled to judgment (a) for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or (b) for the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under RCW 23B.13.270.

23B.13.310 - Court costs and counsel fees.

(1)
The court in a proceeding commenced under RCW 23B.13.300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under RCW 23B.13.280.

(2)	The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a)	Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of RCW 23B.13.200 through 23B.13.280; or

(b)
Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by chapter 23B.13 RCW.

(3)
If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

APPENDIX C
PARTNERSHIP AGREEMENT

This schedule sets out the Ownership Interest in Syntec Biofuel assets held by the following parties.

Name	Ownership Interest
Montilla Capital Inc.	28.0%
Ryerson AVV	5.5%
EuroCapital Hoildings AVV	7.4%
Iris International Holdings Ltd	44.3%
Impulse Advertising Ltd	7.4%
Michael Jackson	7.4%

APPENDIX D

SYNTEC BIOFUEL INC. (CANADA)
FINANCIAL STATEMENTS

SYNTEC BIOFUEL INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

December 31, 2005 and 2004

(Stated in US Dollars)

Partnership of:
Robert J, Burkart, inc.	James F. Carr-Hilton, Ltd.
Alvin F. Dale, Lid.	Peter J, Donaldson, Inc.
Wilfred A- Jacobson, inc.	Reginald J. LaBonte, Ltd.
Robert J. Matheson, Inc.	Rakesh l. Patel, Inc.
Fraser G. Ross, Ltd.	Brian A, Shaw, inc.
Anthony L Soda, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of Syntec Biofuel, Inc.

We have audited the accompanying balance sheet of Syntec Biofuel, Inc. (a development stage company) as of December 31, 2005 and the statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of Syntec Biofuel, Inc. as of December 31, 2005 and the results of its operations and its cash flows and the changes in stockholders' deficit for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, As discussed in Note 1 to the financial statements, the Company has not generated revenues since inception, has incurred losses in developing its business, and further losses are anticipated. The Company requires additional funds to meet its obligations and the costs of its operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in this regard are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Dale Matheson Carr-Hilton Labonte
May 8, 2006	CHARTERED ACCOUNTANTS
Vancouver, Canada

A Member OF MMGI INTERNATIONAL A WORLDWIDE NETWORK OF INDEPENDENT ACCOUNTANTS AND BUSINESS ADVISORS
Vancouver	Suite 1500 • 1140 West Pender Street, Vancouver, B.C., Canada V6E 4G1, Tel: 604 687 4747 • Fax: 604 689 2778 - Main Reception
Suite 1700 • 1140 West Pender Street, Vancouver, B.C., Canada V6E 4G1, Tel: 604 687 4747 • Fax: 604 687 4216

SYNTEC BIOFUEL INC.
(A Development Stage Company)
BALANCE SHEETS
December 31, 2005 and 2004
(in U.S. Dollars)
	2005	2004
		(Unaudited)
ASSETS

Current Assets
Accounts receivable	$4,400	$-
Investment tax credit recoverable (Note 2 (h))	55,240	67,425
Prepaid expenses	2,796	2,418
	62,436	69,843

Property and Equipment, net (Note 4)	7,106	7,634

Non-current Assets
Patent costs (Note 5)	22,525	18,825

Total assets	$92,067	$96,302

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Cash overdraft	$14,349	$35,184
Accounts payable and accrued liabilities	20,094	19,651
Due to related parties (Note 6)	639	111
	35,082	54,946

Commitment (Note 9)

Stockholders’ Equity
Common stock (Note 7):
Authorized: Unlimited with a par value of $0.01CDN
Issued and outstanding: 6,331,171 (2004: 2,331,171)	47,924	15,008
Additional paid-in capital	315,219	183,580
Subscriptions receivable	-	(31,202)
Accumulated other comprehensive income	14,578	26,478
Deficit accumulated during the development stage	(320,736)	(152,508)
	56,985	41,356

Total liabilities and stockholders’ equity	$92,067	$96,302

See accompanying notes.

SYNTEC BIOFUEL INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS
(in U.S. Dollars)

			Cumulative
			results of
			operations from
			February 20, 2001
			(Inception) to
	Years ended December 31,		December 31,
	2005	2004	2005
	(Unaudited) (Unaudited)

Revenues	$-	$-	$102,188
Contract revenue	57,778	71,755	297,880
Government grant revenue (Note 2 (h))	57,778	71,755	400,068

Expenses
Amortization	3,371	2,763	8,652
Automobile	4,714	3,723	9,917
Bad debts	3,714	-	3,714
Bank charges	798	1,131	2,195
Consulting fees	21,584	47,784	200,238
Dues and licenses	1,064	417	2,497
Meals and entertainment	2,309	2,719	9,425
Office	4,701	4,953	14,867
Professional fees	28,935	5,522	46,414
Rent and utilities	29,659	20,043	65,229
Research and development	5,614	28,555	89,443
Travel	4,235	2,444	10,960
Wages and benefits	170,594	142,368	451,373
	281,292	262,422	914,924
Loss before other income	(223,514)	(190,667)	(514,856)

Other income
Investment tax credits earned (Note 2 (h))	55,240	62,279	189,477
Interest income	46	941	4,643
	55,286	63,220	194,120

Net loss	$(168,228)	$(127,447)	$(320,736)

Basic and diluted loss per share	$(0.03)	$(0.06)

Weighted average common shares outstanding – basic and diluted	5,981,008	2,246,462

See accompanying notes

SYNTEC BIOFUEL INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
(in U.S. Dollars)

			Cumulative
			results of
			operations from
			February 20, 2001
			(Inception) to
	Years ended December 31,		December 31,
	2005	2004	2005
	(Unaudited) (Unaudited)

Cash flows from operating activities
Net loss	$(168,228)	$(127,447)	$(320,736)
Adjustments to reconcile net loss to net cash used in operating activities
Amortization	3,371	2,763	8,652
Changes in operating assets and liabilities:
Accounts receivable	(4,400)	43,947	(4,400)
Investment tax credit recoverable	12,185	(20,575)	(55,240)
Prepaid expenses	(378)	(963)	(2,796)
Accounts payable and accrued liabilities	443	9,890	20,095
Net cash used in operating activities	(157,007)	(92,385)	(354,425)

Cash flows from investing activities
Investment in property and equipment	(6,225)	(4,021)	(38,284)
Net cash used in investing activities	(6,225)	(4,021)	(38,284)

Cash flows from financing activities
Net increase (decrease) in cash overdraft	(20,835)	35,184	14,349
Net advances (to) from related parties	528	(14,624)	639
Share subscriptions receivable	31,202	(25,294)	-
Proceeds from issuance of common stock	164,555	63,447	363,143
Net cash provided by financing activities	175,450	58,713	378,131

Effect of exchange rates	(12,218)	8,115	14,578

Net decrease in cash	-	(29,578)	-

Cash, beginning of period	-	29,578	-

Cash, end of period	$-	$-	$-

Supplemental Disclosure of Cash Flow Information:

Cash paid for:

Income taxes	$-	$-	$-
Interest	$-	$-	$-

See accompanying notes

SYNTEC BIOFUEL INC.
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIENCY)
From February 20, 2001 (Inception) to December 31, 2005
(Stated in US Dollars)

						Deficit
				Accumulated		Accumulated
			Additional	Other	Share	During the
	Common Stock		Paid-in	Comprehensive	Subscription	Development
	Number	Amount	Capital	Income	Receivable	Stage	Total
Balance, February 20, 2001	100	$1	$-	$-	$-	$-	$1
Net loss for the period	-	-	-	-	-	(18,125)	(18,125)
Foreign currency translation adjustment	-	-	-	426	-	-	426
Balance, December 31, 2001 (Unaudited)	100	1	-	426	-	(18,125)	(17,698)
Net income	-	-	-	-	-	10,029	10,029
Foreign currency translation adjustment	-	-	-	(291)	-	-	(291)
Subscription receivable	-	-	-	-	(27,121)	-	(27,121)
Stock issued for management service $0.0063 per share at	1,600,000	10,016	-	-	-	-	10,016
Stock issued as private placement at $0.0063 per share	400,000	2,504	-	-	-	-	2,504
Stock issued for management service at a fair market value of $0.58 per share	5,600	36	3,193	-	-	-	3,229
Stock issued as a private placement at a fair market value of $0.64 per share	114,811	730	72,226	-		-	72,956
Balance, December 31, 2002 (Unaudited)	2,120,511	13,287	75,419	135	(27,121)	(8,096)	53,624
Net loss	-	-	-	-	-	(16,965)	(16,965)
Foreign currency translation adjustment	-	-	-	18,597	-	-	18,597
Subscription received	-	-	-	-	21,213	-	21,213
Stock issued as a private placement at a fair market value of $0.77 per share	60,660	464	45,972	-	-	-	46,436
Balance, December 31, 2003 (Unaudited)	2,181,171	13,751	121,391	18,732	(5,908)	(25,061)	122,905
Net loss	-	-	-	-	-	(127,447)	(127,447)
Foreign currency translation adjustment	-	-	-	7,746	-	-	7,746
Subscription receivable	-	-	-	-	(25,294)	-	(25,294)
Stock issued as a private placement at a value ranging from par value to $0.42 per share	150,000	1,257	62,189	-	-	-	63,446
Balance, December 31, 2004 (Unaudited)	2,331,171	15,008	183,580	26,478	(31,202)	(152,508)	41,356
Net loss	-	-	-	-	-	(168,228)	(168,228)
Foreign currency translation adjustment	-	-	-	(11,900)	-	-	(11,900)
Subscription received	-	-	-	-	31,202	-	31,202
Stock issued as a private placement at $0.04 per share	4,000,000	32,916	131,639	-	-	-	164,555
Balance, December 31, 2005	6,331,171	$47,924	$315,219	$14,578	$-	-	-

See accompanying notes.

SYNTEC BIOFUEL INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2005 and 2004
(in U.S. Dollars)

Note 1	Nature and Continuance of Operations

Syntec Biofuel Inc. (the "Company") was incorporated in the Province of British Columbia, Canada on February 20, 2001.  The Company is a scientific research company developing, perfecting and patenting catalysts that provide high selectivity to ethanol and higher order alcohols such as Butanol and Isoproponol.  The primary goal is to commercially produce catalysts that can cost-effectively be deployed in catalytic reactors within reasonable temperature and pressure operating parameters.

These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for its next fiscal year.  Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going  concern.  At December 31, 2005, the Company had not yet achieved profitable operations, has accumulated losses of $320,736 since its inception and expects to incur further losses in the development of its business, all of which casts substantial doubt about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management has no formal plan in place to address this concern but considers that the Company will be able to obtain additional funds by equity financing and/or related party advances, however there is no assurance of additional funding being available.

Note 2	Summary of Significant Accounting Policies

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America.  Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.  Actual results may vary from these estimates. Significant areas requiring the use of management estimates relate to the determination of useful lives and impairment of property and equipment and the recoverability of investment tax credits earned.

The financial statements have, in management’s opinion, been properly prepared within the framework of the significant accounting policies summarized below:

a)	Development Stage

The Company is a development stage company as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7 as it is devoting substantially all of its efforts to establish a new business and planned principal operations have not commenced.

b)	Property and Equipment

Property and equipment are recorded at cost, net of investment tax credit.  Amortization is calculated using the declining balance basis at the following annual rates:

Computer equipment	-	30%
Office furniture and equipment	-	20%

For the year of acquisition, the rate used is one-half of that shown above. Leasehold improvements are amortized on a straight-line basis over the life of the asset.

SYNTEC BIOFUEL INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2005 and 2004
(in U.S. Dollars) – Page 2

Note 2	Summary of Significant Accounting Policies (continued)

c)	Impairment of Long-lived Assets

The Company reports the impairment of long-lived assets and certain intangibles in accordance with SFAS No.144, “Accounting for the Impairment or Disposal of Long-lived Assets”.  Certain long-lived assets and identifiable intangibles held by the Company are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable.  Accordingly, the impairment loss is recognized in the period it is determined.

d)	Goodwill and Intangible Assets

The Company has adopted the provisions of SFAS No. 142, “Goodwill and Intangible Assets”.  Under SFAS No. 142, goodwill and intangible assets with indefinite lives are not amortized but are annually tested for impairment.  The determination of any impairment includes a comparison of the estimated future operating cash flows anticipated during the remaining life for the net carrying value of the asset as well as a comparison of the fair value to the book value of the Company or the reporting unit to which the goodwill can be attributed.

e)	Income Taxes

The Company uses the asset and liability method of accounting for income taxes pursuant to SFAS No. 109 "Accounting for Income Taxes".  Under the assets and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

f)	Other Comprehensive Income (Loss)

SFAS No. 130, “Reporting Comprehensive Income”, was adopted during the year ended December 31, 2005.  The standard establishes guidelines for the reporting and display of comprehensive income and its components in financial statements.  The Company has other comprehensive income (loss) arising from foreign currency translation.  Accordingly, other comprehensive income is shown as a separate component of stockholders' equity.

g)	Loss Per Share

The Company computes loss per share in accordance with SFAS No. 128, “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period, of which there were none. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

h)	Government Grants and Investment Tax Credits

The Company recognizes government grant revenues annually from Natural Resource Canada for it development in scientific research on ethanol.  The revenue will be recognized proportionally in the period when there is reasonable assurance that the Company has complied with all conditions necessary to receive the grant.

Investment tax credits from the Canada Scientific Research and Experimental Development (SR&ED) Tax Incentive Program are recorded as either a reduction of the cost of applicable assets or credited in the statement of operations depending on the nature of the expenditures which gave rise to the credits.  Claims for tax credits are accrued upon the Company attaining reasonable assurance of collections from the Canada Revenue Agency.

At December 31, 2005, the Company recorded a receivable for investment tax credits of $55,240. This amount was subsequently received in March 2006.

SYNTEC BIOFUEL INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2005 and 2004
(in U.S. Dollars) – Page 3

Note 2	Summary of Significant Accounting Policies (continued)

i)	Foreign Currency Translation

The Company’s functional currency is in Canadian dollars as substantially all of the Company’s operations are in Canada.  The Company uses the United States dollar as its reporting currency for consistency with registrants of the Securities and Exchange Commission (“SEC”) and in accordance with the SFAS No. 52 “Foreign Currency Translation”.

Assets and liabilities denominated in a foreign currency are translated at the exchange rate in effect at the period-end and capital accounts are translated at historical rates. Translation adjustments from the use of difference in exchange rates from period to period are included in the other comprehensive income account in stockholders’ equity.  Revenue and expense accounts are translated at the average rates of exchange prevailing during the period.  Transactions undertaken in currencies other than the functional currency of the entity are translated using the exchange rate in effect as of the transaction date.  Any exchange gains and losses are included in the statement of operations.

j)	Financial Instruments

The carrying value of the Company’s financial instruments, consisting of accounts receivable, cash overdraft, accounts payable and accrued liabilities and due to related parties approximates their fair value due to the short  maturity of such instruments.  Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

k)	New Accounting Standards

In May 2005, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 154, “Accounting for Changes and Error Corrections - A Replacement of APB Opinion No. 20 and FASB Statement No. 3”. Under the provisions of SFAS No. 154, a voluntary change in accounting principle requires retrospective application  to prior period financial statements, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. A change in depreciation, amortization, or depletion method for long-lived, non-financial assets must be accounted for as a change in accounting estimate affected by a change in accounting principle. The guidance contained in APB No. 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate was not changed. The Company will implement this new standard beginning January 1, 2006. This standard is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

In December 2004, the FASB issued SFAS No. 123R, “Share-Based Payment”. SFAS No. 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or  services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. SFAS No. 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123R requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Public entities that file as small business issuers will be  required to apply SFAS No. 123R in the first interim or annual reporting period that begins after December 15,  2005. Management does not believe the adoption of this standard will have an impact on the Company’s reported financial position or results of operations.

In March 2005, the SEC staff issued Staff Accounting Bulletin (“SAB”) No. 107, “Share-Based Payment”, to give guidance on the implementation of SFAS No. 123R. The Company will consider SAB No. 107 during the implementation of SFAS No. 123R.

SYNTEC BIOFUEL INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2005 and 2004
(in U.S. Dollars) – Page 4

Note 2	Summary of Significant Accounting Policies (continued)

l) Reclassifications

Certain of the comparative figures have been reclassified to conform with the current year’s presentation.

Note 3	Accounts Receivable

Accounts receivable at December 31, 2005 consists of a Canadian Goods and Services tax refunds for the period of January 1, 2005 to December 31, 2005.

Note 4	Property and Equipment

Property and equipment consisted of the following at December 31:

		Accumulated	2005	2004
	Cost	Amortization	Net	Net
				(Unaudited)
Computer equipment	$10,639	$6,194	$4,445	$4,057
Office equipment	1,969	696	1,273	1,632
Leasehold improvements	2,551	1,163	1,388	1,945
	$15,159	8,053	$7,106	$7,634

Note 5	Patent Costs

The Company filed a formal patent application with the U.S. Patent and Trademark Office on May 25, 2005 to patent the Catalysts and Process for the Manufacture of Lower Aliphatic Alcohols from Syngas. The maximum life of the patent is 20 years. If the patent is approved, management will determine a useful life over which to amortize the costs of the patent. If the patent is not approved, the capitalized costs will be charged to operations.

Note 6	Due to Related Parties

The amounts due to related parties are due to a director of the Company and a company with a director in common.  These amounts are unsecured, non-interest bearing and have no specific terms for repayment.

Note 7	Capital Stock

The Company raised $164,555 ($200,000CDN) by issuing 4,000,000 common shares through private placement at $0.05CDN per share during the year ended December 31, 2005.

Note 8	Deferred Tax Assets

The significant components of the Company’s deferred income tax assets at December 31 are as follows:

	2005	2004
		(Unaudited)
Net loss	$(168,228)	$(127,447)
Statutory tax rate	17.6%	17.6%
Effective tax rate	–	–
Deferred tax asset	29,608	22,430
Valuation allowance	(29,608)	(22,430)
Net deferred tax asset	$–	$–

SYNTEC BIOFUEL INC.
(A Development Stage Company)
Notes to the Financial Statements
December 31, 2005 and 2004
(in U.S. Dollars) – Page 5

Note 8	Deferred Tax Assets (continued)

The Company has operating tax losses of approximately $425,000 ($494,000CDN) to offset future years' taxable income expiring from 2006 through 2015.The amount taken into income as deferred tax assets must reflect that portion of the income tax loss carry forwards that is more likely-than-not to be realized from future operations.  The Company has chosen to provide an allowance of 100% against all available income tax loss carry forwards, regardless of their time of expiry.

Note 9	Commitment

In July 2004, the Company entered into an operating lease for its office space expiring in September 2007. The following is a schedule of annual future minimum lease payments under operating the lease.

Years ending December 31,
2006	$25,300
2007	20,400

$45,700

Total lease expense was $22,167 and $12,682 for the years ended December 31, 2005 and 2004, respectively.

Note 10	Subsequent Event

On April 7, 2006, the Company entered into an Asset Purchase & Assignment Agreement with NetCo Investments Inc. (“NetCo”), a company incorporated in the State of Washington. Under this agreement, NetCo will purchase substantially all of the Company’s assets and assume its liabilities for total consideration of 15,700,000 common shares of NetCo’s capital stock, subject to Rule 144, promulgated under the Securities Act of 1933, as amended. The acquisition is subject to ratification and approval by the shareholders of NetCo.

SYNTEC BIOFUEL INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

November 14, 2006 and December 31, 2005

(Unaudited)

SYNTEC BIOFUEL INC.
(A Development Stage Company)
BALANCE SHEETS
 (in U.S. Dollars)

	November 14, 2006	December 31, 2005
	(Unaudited)
ASSETS
Current Assets
Accounts receivable (Note 3)	$11,038	$4,400
Investment tax credit recoverable (Note 2 (h))	68,821	55,240
Prepaid expenses	31	2,796
	78,890	62,436

Property and Equipment, net (Note 4)	55,223	7,106

Non-current Assets
Patent costs (Note 5)	24,118	22,525

Total assets	$158,231	$92,067

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Cash overdraft	$-	$14,349
Accounts payable and accrued liabilities	114,156	20,094
Due to related parties (Note 6)	130,894	639
	245,050	35,082

Commitment (Note 7)

Stockholders' Equity
Common stock (Note 8)
Authorized: Unlimited with a par value of $0.01 CDN
Issued and outstanding: 9,939,897 (2005: 6,331,171)	78,598	47,924
Additional paid in capital	315,219	315,219
Subscriptions receivable	-	-
Accumulated other comprehensive income	26,737	14,578
Deficit accumulated during the development stage	(507,373)	(320,736)
	(86,819)	56,985

Total liabilities and stockholders' equity	$158,231	$92,067

See accompanying notes

SYNTEC BIOFUEL INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS
 (in U.S. Dollars)

	Period ended November 14,	Years ended December 31,	Cumulative results of operations from February 20, 2001 (Inception) to November 14,
	2006	2005	2006
	(Unaudited)		(Unaudited)
Revenue
Contract revenue	$-	$-	$102,188
Government grant revenue (Note 2 (h))	4,416	57,778	302,296
	4,416	57,778	404,484

Expenses
Amortization	13,245	3,371	21,897
Automobile	1,651	4,714	11,568
Bad debts	4,519	3,714	8,233
Bank charges	11,446	798	13,641
Consulting fees	72,801	21,584	273,039
Donations	265	-	265
Dues and licenses	533	1,064	3,030
Marketing	11,764	-	11,764
Meals and entertainment	1,166	2,309	10,591
Office	4,528	4,701	19,395
Professional fees	20,747	28,935	67,161
Rent and utilities	29,935	29,659	95,164
Research and development	6,797	5,614	96,240
Travel	4,578	4,235	15,538
Wages and benefits	69,890	170,594	521,263
	253,867	281,292	1,168,791
Loss before other income	(249,451)	(223,514)	(764,307)

Other income
Investment tax credits earned (Note 2 (h))	62,814	55,240	252,291
Interest income		46	4,643
	62,814	55,286	256,934

Net loss	$(186,637)	$(168,228)	$(507,373)

Basic and diluted loss per share	$(0.02)	$(0.03)

Weighted average common shares outstanding - basic and diluted	9,222,207	5,981,008

See accompanying notes

SYNTEC BIOFUEL INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
 (in U.S. Dollars)

	Period ended November 14,	Years ended December 31,	Cumulative results of operations from February 20, 2001 (Inception) to November 14,
	2006	2005	2006
	(Unaudited)		(Unaudited)

Cash flows from operating activities
Net loss	$(186,637)	$(168,228)	(507,373)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization	13,245	3,371	21,897
Changes in operating assets and liabilities:
Accounts receivable	(6,638)	(4,400)	(11,038)
Investment tax credit recoverable	(12,581)	12,185	(67,821)
Prepaid expenses	2,765	(378)	(31)
Accounts payable and accrued liabilities	94,062	443	114,157
Net cash used in operating activities	(95,784)	(157,007)	(450,209)

Cash flows from investing activities
Investment in property and equipment	(62,955)	(6,225)	(101,239)
Net cash used in investing activities	(62,955)	(6,225)	(101,239)

Cash flows from financing activities
Net increase (decrease) in cash overdraft	(14,349)	(20,835)	-
Net advances (to) from related parties	130,255	528	130,894
Share subscriptions receivable		31,202	-
Proceeds from issuance of common stock	30,674	164,555	393,817
Net cash provided by financing activities	146,580	175,450	524,711

Effect of exchange rates	12,159	(12,218)	26,737

Net decrease in cash	-	-	-

Cash, beginning of period	-	-	-

Cash, end of period	$-	$-	$-

Supplemental Disclosure of Cash Flow Information:

Cash paid for:
Income taxes	$-	$-	$-
Interest	$-	$-	$-

See accompanying notes

SYNTEC BIOFUEL INC.
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIENCY)
From February 20, 2001 (Inception) to November 14, 2006
 (in U.S. Dollars)

						Deficit
				Accumulated		Accumulated
			Additional	Other	Share	During the
	Common Stock		Paid-in	Comprehensive	Subscription	Development
	Number	Amount	Capital	Income	Receivable	Stage	Total

Balance, February 20, 2001	100	$1	$-	$-	$-	$-	$1
Net loss for the period	-	-	-	-	-	(18,125)	(18,125)
Foreign currency translation adjustment	-	-	-	426	-	-	426
Balance, December 31, 2001 (Unaudited)	100	1	-	426	-	(18,125)	(17,698)
Net income	-	-	-	-	-	10,029	10,029
Foreign currency translation adjustment	-	-	-	(291)	-	-	(291)
Subscription receivable	-	-	-	-	(27,121)	-	(27,121)
Stock issued for management services at $0.0063 per share	1,600,000	10,016	-	-	-	-	10,016
Stock issued as private placement at $0.0063 per share	400,000	2,504	-	-	-	-	2,504
Stock issued for management service at a fair market value of $0.58 per share	5,600	36	3,193	-	-	-	3,229
Stock issued as a private placement at a fair market value of $0.64 per share	114,811	730	72,226	-	-	-	72,956
Balance, December 31, 2002 (Unaudited)	2,120,511	13,287	75,419	135	(27,121)	(8,096)	53,624
Net loss	-	-	-	18,597	-	(16,965)	1,632
Foreign currency translation adjustment	-	-	-	-	-	-	-
Subscription received	-	-	-	-	21,213	-	21,213
Stock issued as a private placement at a fair market value of $0.77 per share	60,660	464	45,972	-	-	-	46,436
Balance, December 31, 2003 (Unaudited)	2,181,171	13,751	121,391	18,732	(5,908)	(25,061)	122,905
Net loss	-	-	-	-	-	(127,447)	(127,447)
Foreign currency translation adjustment	-	-	-	7,746	-	-	7,746
Subscription receivable	-	-	-	-	(25,294)	-	(25,294)
Stock issued as a private placement at a fair market value of $0.42 per share	150,000	1,257	62,189	-	-	-	63,446
Balance, December 31, 2004 (Unaudited)	2,331,171	15,008	183,580	26,478	(31,202)	(152,508)	41,356

SYNTEC BIOFUEL INC.
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIENCY) - Continued
From February 20, 2001 (Inception) to November 14, 2006
 (in U.S. Dollars)

						Deficit
				Accumulated		Accumulated
			Additional	Other	Share	During the
	Common Stock		Paid-in	Comprehensive	Subscription	Development
	Number	Amount	Capital	Income	Receivable	Stage	Total
Balance, December 31, 2004 (Unaudited)	2,331,171	15,008	183,580	26,478	(31,202)	(152,508)	41,356
Net loss	-	-	-	-	-	(168,228)	(168,228)
Foreign currency translation adjustment	-	-	-	(11,900)	-	-	(11,900)
Subscription received	-	-	-	-	31,202	-	31,202
Stock issued as a private placement at a fair market value of $0.04 per share	4,000,000	32,916	131,639	-	-	-	164,555
Balance, December 31, 2005	6,331,171	47,924	315,219	14,578	-	(320,736)	56,985
Net loss	-	-	-	-	-	-	-
Foreign currency translation adjustment	-	-	-	-	-	-	-
Stock issued as a private placement at a fair market value of $0.0085 per share	3,608,726	30,674	-	12,159	-	(186,637)	(143,804)
Balance, November 14, 2006 (Unaudited)	9,939,897	78,598	315,219	26,737	-	(507,373)	(86,819)

See accompanying notes

SYNTEC BIOFUEL INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
November 14, 2006 and December 31, 2005
(in U.S. Dollars)

Note 1	Nature and Continuance of Operations

Syntec Biofuel Inc. (the "Company") was incorporated in the Province of British Columbia, Canada onFebruary 20, 2001.  The Company is a scientific research company developing, perfecting and patenting catalysts that provide high selectivity to ethanol and higher order alcohols such as Butanol and Isoproponol. The primary goal is to commercially produce catalysts that can cost-effectively be deployed in catalytic reactors within reasonable temperature and pressure operating parameters. On November 14, 2006, the Company was bankrupted due to lack of funding for current operation expenses and future research and development.

These financial statements have been prepared in accordance with generally accepted accounting principles. On November 14, 2006, the Company has accumulated losses of $507,373 since its inception.

Note 2	Summary of Significant Accounting Policies

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America.  The financial statements have, in management’s opinion, been properly prepared within the framework of the significant accounting policies summarized below:

a)	Development Stage

The Company is a development stage company as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7 as it is devoting substantially all of its efforts to establish a new business and planned principal operations have not commenced.

b)	Property and Equipment

Property and equipment are recorded at cost, net of investment tax credit.  Amortization is calculated using the declining balance basis at the following annual rates:

Computer equipment	–	30%
Office furniture and equipment	–	20%

For the year of acquisition, the rate used is one-half of that shown above. Leasehold improvements and laboratory equipments are amortized on a straight-line basis over the life of the asset.

c)	Impairment of Long-lived Assets

The Company reports the impairment of long-lived assets and certain intangibles in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-lived Assets”.  Certain long-lived assets and identifiable intangibles held by the Company are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable.  Accordingly, the impairment loss is recognized in the period it is determined.

SYNTEC BIOFUEL INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
November 14, 2006 and December 31, 2005
(in U.S. Dollars)

Note 2	Summary of Significant Accounting Policies (continued)

d)	Goodwill and Intangible Assets

The Company has adopted the provisions of SFAS No. 142, “Goodwill and Intangible Assets”.  Under SFAS No. 142, goodwill and intangible assets with indefinite lives are not amortized but are annually tested for impairment.  The determination of any impairment includes a comparison of the estimated future operating cash flows anticipated during the remaining life for the net carrying value of the asset as well as a comparison of the fair value to the book value of the Company or the reporting unit to which the goodwill can be attributed.

e)	Income Taxes

The Company uses the asset and liability method of accounting for income taxes pursuant to SFAS No. 109 "Accounting for Income Taxes".  Under the assets and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

f)	Other Comprehensive Income (Loss)

SFAS No. 130, “Reporting Comprehensive Income”, was adopted during the period ended November 14, 2006.
The standard establishes guidelines for the reporting and display of comprehensive income and its components in financial statements.  The Company has other comprehensive income (loss) arising from foreign currency translation.  Accordingly, other comprehensive income is shown as a separate component of stockholders' equity.

g)	Loss Per Share

The Company computes loss per share in accordance with SFAS No. 128, “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period, of which there were none. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

h)	Government Grants and Investment Tax Credits

The Company recognizes government grant revenues annually from Natural Resource Canada for it development in scientific research on ethanol.  The revenue will be recognized proportionally in the period when there is reasonable assurance that the Company has complied with all conditions necessary to receive the grant.

Investment tax credits from the Canada Scientific Research and Experimental Development (SR&ED) Tax
Incentive Program are recorded as either a reduction of the cost of applicable assets or credited in the statement of operations depending on the nature of the expenditures which gave rise to the credits.  Claims for tax credits are accrued upon the Company attaining reasonable assurance of collections from the Canada Revenue Agency.

At November 14, 2006, the Company recorded a receivable for investment tax credits of $68,821.

SYNTEC BIOFUEL INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
November 14, 2006 and December 31, 2005
(in U.S. Dollars)
Note 2	Summary of Significant Accounting Policies (continued)

i)	Foreign Currency Translation

The Company’s functional currency is in Canadian dollars as substantially all of the Company’s operations are in Canada.  The Company uses the United States dollar as its reporting currency for consistency with registrants of the Securities and Exchange Commission (“SEC”) and in accordance with the SFAS No. 52 “Foreign Currency Translation”.

Assets and liabilities denominated in a foreign currency are translated at the exchange rate in effect at the period-end and capital accounts are translated at historical rates. Translation adjustments from the use of difference in exchange rates from period to period are included in the other comprehensive income account in stockholders’ equity.  Revenue and expense accounts are translated at the average rates of exchange prevailing during the period.  Transactions undertaken in currencies other than the functional currency of the entity are translated using the exchange rate in effect as of the transaction date.  Any exchange gains and losses are included in the statement of operations.

j)	Financial Instruments

The carrying value of the Company’s financial instruments, consisting of accounts receivable, cash overdraft, accounts payable and accrued liabilities and due to related parties approximates their fair value due to the short maturity of such instruments.  Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.

k)	New Accounting Standards

In May 2005, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 154, “Accounting for Changes and Error Corrections - A Replacement of APB Opinion No. 20 and FASB Statement No. 3”. Under the provisions of SFAS No. 154, a voluntary change in accounting principle requires retrospective application to prior period financial statements, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. A change in depreciation, amortization, or depletion method for long-lived, non-financial assets must be accounted for as a change in accounting estimate affected by a change in accounting principle. The guidance contained in APB No. 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate was not changed.

In December 2004, the FASB issued SFAS No. 123R, “Share-Based Payment”. SFAS No. 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. SFAS No. 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123R requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Public entities that file as small business issuers will be required to apply SFAS No. 123R in the first interim or annual reporting period that begins after December 15, 2005. Management does not believe the adoption of this standard will have an impact on the Company’s reported financial position or results of operations.

In March 2005, the SEC staff issued Staff Accounting Bulletin (“SAB”) No. 107, “Share-Based Payment”, to give guidance on the implementation of SFAS No. 123R. The Company will consider SAB No. 107 during the implementation of SFAS No. 123R.

SYNTEC BIOFUEL INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
November 14, 2006 and December 31, 2005
(in U.S. Dollars)

l) Reclassifications

Certain of the comparative figures have been reclassified to conform with the current year’s presentation.

Note 3	Accounts Receivable

Accounts receivable at November 14, 2006 consists of a Canadian Goods and Services tax refunds for the period of January 1, 2006 to November 14, 2006.

Note 4	Property and Equipment

Property and equipment consisted of the following:

		Accumulated	November 14, 2006	December 31, 2005
	Cost	Amortization	Net	Net
Computer equipment	13,084	8,083	5,001	4,445
Office equipment	2,319	941	1,378	1,273
Laboratory equipment	58,128	11,626	46,503	-
Leasehold improvements	4,180	1,839	2,341	1,388
	77,711	22,489	55,223	7,106

Note 5	Patent Costs

The Company filed a formal patent application with the U.S. Patent and Trademark Office on May 25, 2005 to patent the Catalysts and Process for the Manufacture of Lower Aliphatic Alcohols from Syngas. The maximum life of the patent is 20 years. If the patent is approved, management will determine a useful life over which to amortize the costs of the patent. If the patent is not approved, the capitalized costs will be charged to operations.

Note 6	Due to Related Parties

The amounts due to related parties are due to a director of the Company and a company with a director in common.  These amounts are unsecured, non-interest bearing and have no specific terms for repayment.

Note 7	Commitment

In July 2004, the Company entered into an operating lease for its office space expiring in September 2007. The Company was bankrupted on November 14, 2006 and the future minimums lease payments under the lease is $23,563.

Total lease expense was $28,914 and $22,167 for the period ended November 14, 2006 and year ended December 31, 2005, respectively.

Note 8	Capital Stock

The Company raised $30,674 ($36,087CDN) by issuing 3,608,726 common shares through private placement at $0.01CDN per share during the period ended November 14, 2006.

SYNTEC BIOFUEL INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
November 14, 2006 and December 31, 2005
(in U.S. Dollars)

Note 9	Deferred Tax Assets

The significant components of the Company’s deferred income tax assets are as follows:

	November 14, 2006	December 31, 2005
	(Unaudited)

Net loss	(186,637)	(168,228)
Statutory tax rate	17.6%	17.6%
Effective tax rate	-	-
Deferred tax asset	32,848	29,608
Valuation allowance	(32,848)	(29,608)
Net deferred tax asset	$-	$-

The Company has operating tax losses of approximately $721,000 ($848,000CDN) to offset future years' taxable income expiring from 2006 through 2015. The amount taken into income as deferred tax assets must reflect that portion of the income tax loss carry forwards that is more likely-than-not to be realized from future operations.  The Company has chosen to provide an allowance of 100% against all available income tax loss carry forwards, regardless of their time of expiry.